FIRST AMENDMENT TO OPTION AND MINING LEASE

On March 15, 2011, THE COWLES TRUST (as to an undivided 5/8ths interest), VIRGINIA VIERRA (as to an undivided 1/8th interest), DOROTHY FARNANDEZ (as to an undivided 1/8th interest), and EDWARD COMER (as to an undivided 1/8th interest) (collectively referred to as “Owners”) entered into an “Option and Mining Lease” (the “Agreement”) with MAGELLAN GOLD CORPORATION, a Nevada corporation (“Magellan”).

The parties wish to amend the Agreement as follows:

1.

Extension of Option.  A new Paragraph 1(c) shall be added to the Agreement, as follows:

1(c).  Upon payment of an additional TEN THOUSAND DOLLARS ($10,000.00) by Magellan to Owners, the option period of Paragraph 1 shall be extended from March 15 to 11:59 p.m. on June 15, 2012.  On or before June 15, 2012 Magellan shall give notice to Owner that it will (1) exercise the option to enter into the Mining Lease or (2) terminate the Agreement without further obligation to Owner.

2.

Lease Payments.  Paragraph 2(a) of the Agreement is amended to read as follows:

2(a).  Upon Magellan’s exercise of its option to enter into the Mining Lease, which shall occur not later than June 15, 2012, Magellan shall pay the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) to Owners.

3.

Work Obligation.  Paragraph 5 of the Agreement is amended to allow Magellan an extension of time until June 15, 2012 to complete its second-phase work commitment of $25,000.00.  (That is, the $25,000.00 expenditure to be completed by March 15, 2012 may now be completed by June 15, 2012.)

4.

Continuing Effect.  All other provisions of the Agreement shall continue in full force and effect, except as modified by this First Amendment.

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO OPTION AND MINING LEASE the day and year first above written.

THE COWLES TRUST

          By: _/s/ Robert Cowles___

      ROBERT COWLES, Trustee

__/s/ Virginia Vierra

___

VIRGINIA VIERRA

_/s/ Dorothy Farnandez

DOROTHY FARNANDEZ

__/S/EDWARD COMER____

EDWARD COMER

MAGELLAN GOLD CORPORATION, a

    Nevada corporation

By: ___/S/ JOHN POWER______

      JOHN POWER, President

Magellan Gold Corporation (7957)

First Amendment to Option and Mining Lease

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